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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 20, 2003


                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File Number 0-6136

                    Minnesota                              41-0823592
          (State or other jurisdiction                  (I.R.S. Employer
               of incorporation)                       Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois                      60613
(Address of principal executive offices)                   (Zip Code)


                                 (773) 832-3088
                         (Registrant's telephone number)



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                             CORUS BANKSHARES, INC.



ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99       Quarterly Earnings Release of Corus Bankshares dated October
                  20, 2003*

                  *This Exhibit 99 is furnished pursuant to item 12, and is not deemed filed in accordance with Item 7.


ITEM 12:  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION


The following information is being provided under Item 12 of this Current Report on Form 8-K. On October 20, 2003, Corus Bankshares, Inc. publicly released information regarding the Company's financial condition and results of operations for the quarter and year-to-date periods ended September 30, 2003.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                CORUS BANKSHARES, INC.
                                                     (Registrant)



October 20, 2003                                By:  /s/ Michael E. Dulberg
                                                     -----------------------
                                                Michael E. Dulberg
                                                First Vice President and Chief
                                                 Accounting Officer

                                                (Principal Accounting Officer
                                                 and duly authorized
                                                 Officer of Registrant)